UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04993

Nicholas Limited Edition, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2022

Date of reporting period: 12/31/2022

Item 1. Report to Stockholders.

ANNUAL REPORT
December 31, 2022

NICHOLAS
LIMITED EDITION, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS LIMITED EDITION, INC.

February 2023

Dear Fellow Shareholders:

     Nicholas Limited Edition – Class I returned -23.66% in 2022 compared to -26.36% for the Russell 2000 Growth Index, -20.44% for the Russell 2000 Index, and -18.11% for the S&P 500. Small cap growth stocks retraced all of 2020’s and 2021’s gains, finishing the year near levels seen in the months leading up to the outbreak of the Covid-19 pandemic. Throughout the year, macroeconomics and geopolitics played an outsized role on the path the market took. Russia’s invasion of Ukraine was followed by several months of multi-decade high levels of inflation which forced the Federal Reserve to implement an aggressive monetary tightening policy. Unprofitable and speculative stocks and those with large amounts of debt underperformed as interest rates rose. Companies that had high visibility to future revenue streams and those with consistent cash flows outperformed. Growth underperformed value during the year as industries tied to elevated commodity prices and defensive stocks outperformed.

     Returns for Nicholas Limited Edition, Inc. (the “Fund”) Class I and Class N and selected indices are provided in the chart below for the periods ended December 31, 2022.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas Limited Edition, Inc. – Class I	-23.66%	3.69%	7.05%	10.20%
Nicholas Limited Edition, Inc. – Class N	-23.86%	3.45%	6.78%	9.87%
Russell 2000 Growth Index	-26.36%	0.65%	3.51%	9.20%
Russell 2000 Index	-20.44%	3.10%	4.13%	9.01%
Morningstar Small-Cap Growth Fund Category	-27.77%	4.05%	6.60%	10.20%
Standard & Poor’s 500 Index	-18.11%	7.66%	9.42%	12.56%
Ending value of $10,000 invested in
Nicholas Limited Edition, Inc. – Class I	$7,634	$11,150	$14,060	$26,418
Ending value of $10,000 invested in
Nicholas Limited Edition, Inc. – Class N	$7,614	$11,070	$13,881	$25,636
Fund’s Class I Expense Ratio (from 04/30/22 Prospectus): 0.85%
Fund’s Class N Expense Ratio (from 01/28/23 Prospectus): 1.13%

The Fund’s expense ratios for the period ended December 31, 2022 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. Class I shares and Class N shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     The Fund’s relative outperformance versus the Russell 2000 Growth Index for the year ended December 31, 2022, was primarily the result of favorable stock selection. Stock valuation, quality of earnings and cash flow, and relative market capitalization were significant drivers of performance. As of December 31, 2022, the Fund’s holdings consisted of 66 stocks and approximately 5% cash. We believe the Fund is well diversified with sector weightings of approximately 34% Information Technology, 23% Industrials, 15% Health Care, 13% Consumer related, 8% Financials, 2% Materials, and 1% Real Estate. For the year, areas of the market affected by disruptions following Russia’s invasion of Ukraine, including Energy and Materials, outperformed. Consumer Staples and Utilities also outperformed as investors gravitated towards areas of the market with defensive characteristics. Interest rate sensitive and non-earning companies, particularly within Real Estate, Communication Services, and Information Technology were among the worst performing stocks during the year. The Fund outperformed its benchmark, the Russell 2000 Growth Index, due to outperformance within Information Technology and Industrials, partially offset by underperformance within Energy and Health Care. Model N, ExlService Holdings, and UFP Technologies contributed positively to the Fund’s return, while Omnicell, Syneos Health, and Q2 Holdings detracted from performance.

     2022 was a volatile year that started with Europe’s largest ground war since World War II, China under strict Covid-19 lockdowns, and consumer price inflation accelerating to levels not seen in over 40 years. In spite of those headwinds, economic activity was positive. Whether the Federal Reserve can engineer a soft landing and whether geopolitical tensions cool will have a significant impact on the path of the market going forward. Given the elevated uncertainty, we believe the range of market return outcomes is larger than in previous years.

     Management will be balanced going forward and will stay consistent with our philosophy to hold what we believe are quality growth companies that produce profits, good returns on investment, and sell at reasonable valuations.

Thank you for your continued support.

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.

Diversification does not assure a profit nor protect against loss in a declining market.

Earnings growth is not representative of the Fund’s future performance.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of funds with similar investment objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN
NICHOLAS LIMITED EDITION, INC. – CLASS I,
RUSSELL 2000 INDEX AND RUSSELL 2000 GROWTH INDEX
(UNAUDITED)

     The line graph, which follows, compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $100,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell 2000 Index and the Russell 2000 Growth Index. The Adviser believes the Russell 2000 Index and the Russell 2000 Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests and provide a meaningful and representative basis of comparison for Fund investors.

     The Fund’s Class I average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	December 31,	December 31,	December 31,
	2022	2022	2022
Average Annual Total Return	-23.66%	7.05%	10.20%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCLEX)
For a share outstanding throughout each period

		Years Ended December 31,
	2022	2021	2020	2019	2018
NET ASSET VALUE, BEGINNING OF PERIOD	$33.81	$33.07	$28.33	$23.50	$26.32
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.08)	(.17)	(.08)	.06	.01
Net gain (loss) on securities
(realized and unrealized)	(7.95)	6.47	6.51	6.37	(.31)
Total from investment operations.	(8.03)	6.30	6.43	6.43	(.30)
LESS DISTRIBUTIONS
From net investment income.	—	—	—	(.06)	(.01)
From net capital gain.	(1.51)	(5.56)	(1.69)	(1.54)	(2.51)
Total distributions	(1.51)	(5.56)	(1.69)	(1.60)	(2.52)
NET ASSET VALUE, END OF PERIOD.	$24.27	$33.81	$33.07	$28.33	$23.50

TOTAL RETURN	(23.66)%	19.00%	22.73%	27.37%	(1.00)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$399.6	$559.2	$507.9	$433.4	$341.4
Ratio of expenses to average net assets	.86%	.85%	.86%	.86%	.86%
Ratio of net investment income (loss)
to average net assets	(.29)%	(.47)%	(.28)%	.22%	.05%
Portfolio turnover rate	27.93%	28.32%	28.16%	21.56%	23.38%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNLEX)
For a share outstanding throughout each period

		Years Ended December 31,
	2022	2021	2020	2019	2018
NET ASSET VALUE, BEGINNING OF PERIOD	$30.60	$30.44	$26.24	$21.86	$24.74
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment loss(1)	(.15)	(.23)	(.12)	(.01)	(.07)
Net gain (loss) on securities
(realized and unrealized)	(7.19)	5.95	6.01	5.93	(.30)
Total from investment operations.	(7.34)	5.72	5.89	5.92	(.37)
LESS DISTRIBUTIONS
From net investment income.	—	—	—	—	—
From net capital gain.	(1.51)	(5.56)	(1.69)	(1.54)	(2.51)
Total distributions	(1.51)	(5.56)	(1.69)	(1.54)	(2.51)
NET ASSET VALUE, END OF PERIOD.	$21.75	$30.60	$30.44	$26.24	$21.86

TOTAL RETURN	(23.86)%	18.70%	22.48%	27.09%	(1.33)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$17.8	$27.7	$28.0	$30.0	$28.6
Ratio of expenses to average net assets	1.13%	1.07%	1.07%	1.11%	1.17%
Ratio of net investment loss
to average net assets	(.57)%	(.70)%	(.48)%	(.03)%	(.27)%
Portfolio turnover rate	27.93%	28.32%	28.16%	21.56%	23.38%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
December 31, 2022 (unaudited)

Percentage
Name	of Net Assets
Prestige Consumer Healthcare Inc.	2.40%
Model N, Inc.	2.38%
ExlService Holdings, Inc.	2.19%
WNS (Holdings) Limited	2.14%
ICF International, Inc.	2.09%
Comfort Systems USA, Inc.	2.07%
Knight-Swift Transportation Holdings Inc.	2.06%
Descartes Systems Group Inc. (The)	1.98%
Cohen & Steers, Inc.	1.93%
i3 Verticals, Inc. — Class A	1.92%
Total of top ten	21.16%

Sector Diversification (As a Percentage of Portfolio)
December 31, 2022 (unaudited)

Fund Expenses
For the six month period ended December 31, 2022 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	06/30/22	12/31/22	07/01/22 – 12/31/22
Actual	$1,000.00	$963.10	$4.26
Hypothetical	1,000.00	1,020.66	4.38
(5% return before expenses)

*

Expenses are equal to the Fund’s Class I six-month annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Fund Expenses (continued)
For the six month period ended December 31, 2022 (unaudited)

Class N
	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period**
	06/30/22	12/31/22	07/01/22 – 12/31/22
Actual	$1,000.00	$961.60	$5.74
Hypothetical	1,000.00	1,019.15	5.90
(5% return before expenses)

**

Expenses are equal to the Fund’s Class N six-month annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184 then divided by 365 to reflect the one-half year period.

Schedule of Investments
December 31, 2022

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.19%
	Consumer Discretionary – Automobiles & Components — 1.69%
87,440	Dorman Products, Inc.*	$7,071,273
	Consumer Discretionary – Consumer Services — 2.80%
131,500	Carriage Services, Inc.	3,621,510
50,700	Papa John’s International, Inc.	4,173,117
171,795	Wendy’s Company (The)	3,887,721
		11,682,348
	Consumer Discretionary – Durables & Apparel — 1.26%
230,645	La-Z-Boy Incorporated	5,263,319
	Consumer Discretionary – Retailing — 3.93%
10,380	Murphy USA, Inc.	2,901,625
78,380	Ollie’s Bargain Outlet Holdings Inc.*	3,671,319
503,585	Petco Health and Wellness Company, Inc. – Class A*	4,773,986
16,740	Pool Corporation	5,061,004
		16,407,934
	Consumer Staples – Food, Beverage & Tobacco — 2.92%
45,355	J & J Snack Foods Corp.	6,790,097
312,960	Nomad Foods Limited*	5,395,430
		12,185,527
	Financials – Banks — 3.57%
72,945	Community Bank System, Inc.	4,591,888
115,150	Glacier Bancorp, Inc.	5,690,713
62,890	Pinnacle Financial Partners, Inc.	4,616,126
		14,898,727
	Financials – Diversified Financials — 3.28%
124,635	Cohen & Steers, Inc.	8,046,436
25,975	Morningstar, Inc.	5,625,925
		13,672,361
	Financials – Insurance — 1.33%
221,100	BRP Group, Inc. – Class A*	5,558,454
	Health Care – Health Care Equipment & Services — 9.10%
59,442	Amedisys, Inc.*	4,965,785
140,525	AtriCure, Inc.*	6,236,499
208,925	InMode Ltd.*	7,458,623
124,205	NuVasive, Inc.*	5,122,214
97,295	Omnicell, Inc.*	4,905,614
111,910	STAAR Surgical Company*	5,432,111
32,746	UFP Technologies, Inc.*	3,860,426
		37,981,272

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2022

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.19% (continued)
	Health Care – Pharmaceuticals, Biotechnology &
	Life Sciences — 5.63%
140,715	Pacira BioSciences, Inc.*	$5,433,006
160,000	Prestige Consumer Healthcare Inc.*	10,016,000
217,688	Stevanato Group SpA	3,911,853
112,500	Syneos Health, Inc. – Class A*	4,126,500
		23,487,359
	Industrials – Capital Goods — 8.48%
76,920	Beacon Roofing Supply, Inc.*	4,060,607
93,893	Builders FirstSource, Inc.*	6,091,778
75,090	Comfort Systems USA, Inc.	8,641,357
268,703	Construction Partners, Inc. – Class A*	7,171,683
110,387	Evoqua Water Technologies Corp.*	4,371,325
88,706	A.O. Smith Corporation	5,077,531
		35,414,281
	Industrials – Commercial & Professional Services — 10.40%
79,395	Exponent, Inc.	7,867,251
173,325	IAA, Inc.*	6,933,000
88,000	ICF International, Inc.	8,716,400
430,045	KAR Auction Services, Inc.*	5,612,087
134,075	Ritchie Bros. Auctioneers Incorporated	7,753,557
44,960	Tetra Tech, Inc.	6,527,742
		43,410,037
	Industrials – Transportation — 3.71%
164,000	Knight-Swift Transportation Holdings Inc.	8,595,240
348,869	Marten Transport, Ltd.	6,900,629
		15,495,869
	Information Technology – Semiconductors &
	Semiconductor Equipment — 4.74%
98,435	Lattice Semiconductor Corporation*	6,386,463
80,711	Onto Innovation, Inc.*	5,495,612
110,280	Power Integrations, Inc.	7,909,282
		19,791,357
	Information Technology – Software & Services — 28.24%
89,785	Altair Engineering Inc. – Class A*	4,082,524
111,105	BlackLine, Inc.*	7,474,033
43,750	CyberArk Software Ltd.*	5,672,188
118,860	Descartes Systems Group Inc. (The)*	8,278,599
213,210	EVERTEC, Inc.	6,903,740

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2022

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.19% (continued)
	Information Technology – Software & Services — 28.24% (continued)
54,000	ExlService Holdings, Inc.*	$9,149,220
293,275	Grid Dynamics Holdings, Inc. – Class A*	3,290,546
328,960	i3 Verticals, Inc. – Class A*	8,006,886
245,004	Model N, Inc.*	9,937,362
31,890	Paylocity Holding Corp.*	6,194,951
200,635	Q2 Holdings, Inc.*	5,391,062
60,141	Qualys, Inc.*	6,749,624
586,735	Repay Holdings Corp. – Class A*	4,723,217
113,530	Shift4 Payments, Inc. – Class A*	6,349,733
56,225	SPS Commerce, Inc.*	7,220,977
139,025	Tenable Holdings, Inc.*	5,303,804
175,185	Varonis Systems, Inc.*	4,193,929
111,720	WNS (Holdings) Limited Sponsored ADR*	8,936,483
		117,858,878
	Information Technology – Technology
	Hardware & Equipment — 1.40%
131,670	ePlus inc.*	5,830,348
	Materials – Materials — 1.57%
59,500	AptarGroup, Inc.	6,543,810
	Real Estate – Real Estate — 1.14%
109,550	NexPoint Residential Trust, Inc.	4,767,616
	TOTAL COMMON STOCKS
	(cost $305,091,223)	397,320,770

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
December 31, 2022

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 5.00%
	U.S. Government Securities — 4.76%
$5,000,000	U.S. Treasury Bill 02/02/2023, 3.520%	$4,984,136
5,000,000	U.S. Treasury Bill 02/16/2023, 3.881%	4,975,135
5,000,000	U.S. Treasury Bill 03/02/2023, 4.114%	4,965,854
5,000,000	U.S. Treasury Bill 03/16/2023, 4.070%	4,958,535
		19,883,660
	Money Market Fund — 0.24%
994,264	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 7-day net yield 4.08%	994,264
	TOTAL SHORT-TERM INVESTMENTS
	(cost $20,873,886)	20,877,924
	TOTAL INVESTMENTS
	(cost $325,965,109) – 100.19%	418,198,694
	LIABILITIES, NET OF OTHER ASSETS – (0.19)%	(810,650)
	TOTAL NET ASSETS
	(basis of percentages above) – 100%	$417,388,044

* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 2022

ASSETS
Investments in securities at value (cost $325,965,109)	$418,198,694
Receivables –
Dividend and interest	89,722
Capital stock subscription	194,589
Total receivables	284,311
Other	25,490
Total assets	418,508,495

LIABILITIES
Payables –
Due to adviser –
Management fee	274,826
Accounting and administrative fee	6,046
Total due to adviser	280,872
Capital stock redemption	770,170
12b-1 and servicing fee	9,896
Other payables and accrued expense	59,513
Total liabilities	1,120,451
Total net assets	$417,388,044

NET ASSETS CONSIST OF
Paid in capital	$325,295,144
Accumulated distributable earnings	92,092,900
Total net assets	$417,388,044

Class I
Net assets	$399,636,594
Shares outstanding	16,466,608
NET ASSET VALUE PER SHARE ($.01 par value,
39,000,000 shares authorized), offering price and redemption price	$24.27

Class N
Net assets	$17,751,450
Shares outstanding	816,164
NET ASSET VALUE PER SHARE ($.01 par value,
11,000,000 shares authorized), offering price and redemption price	$21.75

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2022

INCOME
Dividend (net of foreign taxes of $22,860)	$2,149,441
Interest	502,969
Total income	2,652,410

EXPENSES
Management fee	3,521,657
Transfer agent fees	124,858
Accounting and administrative fees	88,410
Registration fees	80,570
12b-1 fees – Class N	52,764
Accounting system and pricing service fees	50,641
Audit and tax fees	39,128
Custodian fees	23,207
Directors’ fees	21,675
Insurance	18,022
Printing	17,558
Legal fees	14,172
Postage and mailing	8,321
Servicing fess – Class N	4,950
Other operating expenses	18,646
Total expenses	4,084,579
Net investment loss	(1,432,169)

NET REALIZED GAIN ON INVESTMENTS	24,796,444

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(158,807,750)
Net realized and unrealized gain (loss) on investments	(134,011,306)
Net increase (decrease) in net assets resulting from operations	$(135,443,475)

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 2022 and 2021

	2022	2021
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(1,432,169)	$(2,730,053)
Net realized gain on investments	24,796,444	88,124,554
Change in net unrealized appreciation/depreciation
on investments	(158,807,750)	13,001,472
Net increase (decrease) in net assets
resulting from operations	(135,443,475)	98,395,973

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment operations – Class I	(23,759,628)	(80,772,904)
Investment operations – Class N	(1,166,149)	(4,407,403)
Total distributions	(24,925,777)	(85,180,307)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(1,264,317 and 895,551 shares, respectively)	35,317,565	32,101,584
Reinvestment of distributions – Class I
(846,783 and 2,169,669 shares, respectively)	20,128,045	73,551,772
Cost of shares redeemed – Class I
(2,182,073 and 1,886,792 shares, respectively)	(62,088,826)	(67,199,354)
Proceeds from shares issued – Class N
(92,895 and 88,990 shares, respectively)	2,391,628	2,925,557
Reinvestment of distributions – Class N
(54,147 and 142,017 shares, respectively)	1,153,876	4,355,682
Cost of shares redeemed – Class N
(237,330 and 245,472 shares, respectively)	(6,053,486)	(8,000,297)
Change in net assets derived from
capital share transactions	(9,151,198)	37,734,944
Total increase (decrease) in net assets	(169,520,450)	50,950,610

NET ASSETS
Beginning of period	586,908,494	535,957,884
End of period	$417,388,044	$586,908,494

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
December 31, 2022

(1) Summary of Significant Accounting Policies —
Nicholas Limited Edition, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily closing net asset value. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Short-term investments are valued using evaluated bid prices. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. The Board of Directors has
delegated fair value responsibilities to Nicholas Company, Inc., the Fund’s adviser.
The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurement” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Notes to Financial Statements (continued)
December 31, 2022

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$397,320,770
Money Market Fund	994,264
Level 2 –
U.S. Government Securities	19,883,660
Level 3 –
None	—
Total	$418,198,694
(1) See Schedule of Investments for further detail by industry.

The Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for 12b-1 fees and shareholder servicing fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. During the period, the 12b-1 fee was 0.25% and the servicing fee from January 1, 2022 through June 30, 2022 was zero; and from
July 1, 2022, through period-end was 0.05%. Income, expenses(other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

Notes to Financial Statements (continued)
December 31, 2022

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. These reclassifications have no effect on net assets or net asset value per share. At December 31, 2022, reclassifications were recorded to increase undistributed ordinary income by
$1,432,169, decrease accumulated undistributed net realized gain by $204,348, and decrease paid in capital by $1,227,821.

The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:

	12/31/2022	12/31/2021
Distributions paid from:
Ordinary income	$164,968	$14,036,315
Long-term capital gain	24,760,809	71,143,992
Total distributions paid	$24,925,777	$85,180,307

As of December 31, 2022, investment cost for federal tax purposes was
$326,179,818 and the tax basis components of net assets were as follows:

Unrealized appreciation	128,111,820
Unrealized depreciation	(36,092,944)
Net unrealized appreciation	92,018,876
Undistributed ordinary income	—
Accumulated undistributed net realized capital gain	74,024
Paid in capital	325,295,144
Net assets	$417,388,044

The difference between financial statement and tax-basis cost is attributable to the holdings in REITs.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2022. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
December 31, 2022. At December 31, 2022, the fiscal years 2019 through 2022 remain open to examination in the Fund’s major tax jurisdictions.

Notes to Financial Statements (continued)
December 31, 2022

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, “Financial Services –
Investment Companies.” U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of December 31, 2022. There have been no material subsequent events since December 31, 2022 through the date the financial statements were issued that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $8,678 for the year ended December 31, 2022 for legal services rendered by this law firm.

(3) Investment Transactions —
For the year ended December 31, 2022, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$124,550,883 and $163,981,025, respectively.

Report of Independent Registered
Public Accounting Firm

To the shareholders and the Board of Directors of Nicholas Limited Edition, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Nicholas Limited Edition, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 28, 2023

We have served as the auditor of one or more Nicholas investment companies since 1977.

Historical Record
(unaudited)

		Net
	Net	Investment			Dollar	Growth of
	Asset	Income	Capital Gain		Weighted	an Initial
	Value	Distributions	Distributions		Price/Earnings	$10,000
Class I	Per Share	Per Share	Per Share		Ratio(2)	Investment(3)
May 18, 1987(1)	$10.00	$—	$—		—	$10,000
December 31, 1987	9.15	.0900	—		13.9 times	9,242
December 31, 1988	11.29	.0969	.2527		14.1	11,762
December 31, 1989	12.49	.1453	.6151		16.3	13,804
December 31, 1990	12.03	.1207	.1213		14.2	13,566
December 31, 1991	16.86	.1228	.2407		21.9	19,429
December 31, 1992	18.77	.0815	.8275		18.8	22,690
December 31, 1993	18.68	.0867	1.6782		20.4	24,738
December 31, 1994	17.09	.1031	.9065		18.3	23,985
December 31, 1995	19.22	.0761	2.9353		25.2	31,223
December 31, 1996	20.74	.0124	2.6151		30.7	38,031
December 31, 1997	25.07	.0029	2.4886		33.0	50,590
December 31, 1998	24.20	.0142	1.2490		30.3	51,436
December 31, 1999	22.61	.0538	.5439		23.4	49,333
December 31, 2000	15.16	—	5.5800		25.9	45,063
December 31, 2001	16.37	—	.0357		25.5	48,764
December 31, 2002	12.49	—	.0311		21.4	37,299
December 31, 2003	17.43	—	—		24.2	52,051
December 31, 2004	19.59	—	.2679		25.3	59,309
December 31, 2005	19.23	—	1.8896		25.2	63,925
December 31, 2006	19.62	—	.8425		23.6	68,002
December 31, 2007	20.07	.0008	1.7607		24.7	75,615
December 31, 2008	13.93	.0301	.0327		14.9	52,733
December 31, 2009	17.76	.0005	—		23.5	67,234
December 31, 2010	21.85	—	1.5377		24.8	88,494
December 31, 2011	20.90	—	1.2484		22.9	89,672
December 31, 2012	21.06	.0043	2.0167		22.3	99,159
December 31, 2013	27.05	.0160	1.5957		23.9	134,984
December 31, 2014	25.63	.0002	2.6251		24.9	140,842
December 31, 2015	23.31	—	1.8767		23.4	138,262
December 31, 2016	23.69	.0012	2.5295		25.3	155,364
December 31, 2017	26.32	—	2.0989		27.7	186,320
December 31, 2018	23.50	.0063	2.5137		25.5	184,458
December 31, 2019	28.33	.0601	1.5436		29.2	234,944
December 31, 2020	33.07	—	1.6863		35.1	288,349
December 31, 2021	33.81	—	5.5582		29.2	343,137
December 31, 2022	24.27	—	1.5096	(a)	19.3	261,959

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

(a) Paid on December 28, 2022 to shareholders of record on December 27, 2022.

Historical Record (continued)
(unaudited)

		Net
		Investment			Dollar	Growth of
	Net	Income	Capital Gain		Weighted	an Initial
	Asset Value	Distributions	Distributions		Price/Earnings	$10,000
Class N	Per Share	Per Share	Per Share		Ratio(2)	Investment(3)
February 28, 2005(1)	$19.30	$—	$—		25.5 times	$10,000
December 31, 2005	19.19	—	1.8581		25.2	10,903
December 31, 2006	19.51	—	.8425		23.6	11,560
December 31, 2007	19.86	—	1.7607		24.7	12,802
December 31, 2008	13.78	.0062	.0327		14.9	8,909
December 31, 2009	17.54	.0005	—		23.5	11,341
December 31, 2010	21.50	—	1.5377		24.8	14,888
December 31, 2011	20.47	—	1.2484		22.9	15,034
December 31, 2012	20.51	—	2.0167		22.3	16,568
December 31, 2013	26.21	—	1.5957		23.9	22,466
December 31, 2014	24.66	—	2.6251		24.9	23,361
December 31, 2015	22.27	—	1.8767		23.4	22,849
December 31, 2016	22.44	—	2.5295		25.3	25,591
December 31, 2017	24.74	—	2.0989		27.7	30,597
December 31, 2018	21.86	—	2.5137		25.5	30,189
December 31, 2019	26.24	—	1.5436		29.2	38,367
December 31, 2020	30.44	—	1.6863		35.1	46,994
December 31, 2021	30.60	—	5.5582		29.2	55,784
December 31, 2022	21.75	—	1.5096	(a)	19.3	42,473

(1) Date of Initial Public Offering.
(2) Based on latest 12 months accomplished earnings.
(3) Assuming reinvestment of all distributions.

(a) Paid on December 28, 2022 to shareholders of record on December 27, 2022.

Approval of Investment Advisory Contract
(unaudited)

In November 2022, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through October 2023. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s historical performance; (ii) the Fund’s performance relative to its benchmark; (iii) the expense ratios for peer group funds in the small-cap growth category and the Fund’s risk/return profile as measured by the standard deviation and the Sharpe Ratio; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included small-cap growth focused funds with similar asset sizes, number of holdings and market capitalizations and at least a 10-year history. In terms of the peer group data used for performance comparisons, the Fund’s Class I total return ranked 1st, 13th, 11th and 13th out of 25 funds for the one-, three-, five- and ten-year periods ending September 30, 2022. The Fund’s Class I had the eleventh lowest expense ratio among its peer group.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board concluded that the nature, extent and quality of the services to be provided were consistent with the terms of the Advisory Agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance with respect to its benchmarks and peers. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees.

The Board considered the cost of services provided and the profits to be realized by the Adviser from the relationship with the Fund. The Board concluded that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund’s performance, strategies to improve performance, management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Liquidity Risk Management Program
(unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Fund has designated Nicholas Company, Inc., the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Directors.

At a meeting of the Board of Directors on February 10, 2023, Nicholas Company, Inc. provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; and (2) an assessment of the methodologies used to classify investments into one of four liquidity categories. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of December 31, 2022. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex Directorships	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(2), 33 years	President, Chief Executive	4	None
61(1)	Director		Officer, Chief Investment
	and		Officer and Director,
	Lead		Nicholas Company, Inc.,
	Portfolio		the Adviser to the Fund.
	Manager		He has been the Lead
Portfolio Manager of
Nicholas Fund, Inc. and
Nicholas II, Inc. and
Co-Portfolio Manager of
Nicholas Equity Income
Fund, Inc.
DISINTERESTED DIRECTORS
John A. Hauser	Director	(2), 6 years	Chaplain, Door County	4	None
64			Medical Center, 2019 to
present. Private Investor,
January 2018 to present.
Senior Vice President –
Trust and Community
Relations, Nicolet Bank,
October 2016 to December
2016. Senior Vice President –
Director of Wealth Services,
April 2016 to October 2016.
Prior to its acquisition by
Nicolet Bank in April 2016,
Mr. Hauser served in various
senior management roles for
Baylake Bank from 1984 to
2008 and from 2009 to
April 2016.
David P. Pelisek, CFA	Director	(2), 3 years	Private Investor,	4	None
63			September 2016 to
present. Managing Director,
Robert W. Baird & Co., Inc.,
and Partner, Baird Capital
Partners Buyout Funds I–V,
January 1994 to May 2016.

Directors and Officers of the Fund (continued)
(unaudited)

Number of
		Term of		Portfolios
	Positions	Office and	Principal	in Fund	Other
	Held	Length of	Occupations	Complex	Directorships
	With	Time	During Past	Overseen	Held
Name and Age	Fund	Served	5 Years	by Director	by Director
Julie M. Van Cleave	Director	(2),	Private Investor,	4	None
63		Appointed	July 2020 to present.
		February 4,	Chief Investment
		2022	Officer, University of
Wisconsin Foundation,
July 2013 to June 2020.
Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Ryan P. Bushman, CFA	Senior	Annual,	Vice President, Nicholas Company, Inc., the Adviser
44	Vice	2 years	to the Fund. Co-Portfolio Manager (effective
	President		February 1, 2021) of the Fund and employed by
	and Co-		Nicholas Company, Inc. since October 2020. He was
	Portfolio		Co-Portfolio Manager at Rice Hall James & Associates
	Manager		from March 2017 to September 2020. He was an
Equity Analyst and Director for the BMO Small-Cap
Growth and Mid-Cap Growth products from 2008 to
October 2016 at BMO Asset Management Corp.
Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Executive Vice President, Secretary and Chief
64	President	18 years	Operating Officer, Nicholas Company, Inc.,
	and		the Adviser to the Fund, and employed by the
	Secretary		Adviser since 2003.
Jennifer R. Kloehn, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
49	President,	6 years	Financial Officer and Chief Compliance Officer,
	Treasurer		Nicholas Company, Inc., the Adviser to the Fund,
	and Chief		and employed by the Adviser since 1998.
Compliance
Officer
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
65	President	29 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy
(unaudited)

     Nicholas Limited Edition, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan — An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas Limited Edition – Class I
$1,000 initial investment on	05/18/1987	*	12/31/2012
Number of years investing $100 each month
following the date of initial investment	35.6		10
Total cash invested	$42,600		$13,000
Total dividend and capital gain distributions reinvested .	$263,313		$9,889
Total full shares owned at 12/31/2022	12,892		841
Total market value at 12/31/2022	$465,776		$29,072

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the date specified by the investor. Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

•	IRAs
	• Traditional	• SIMPLE
	• Roth	• SEP
•	Coverdell Education Accounts
•	Automatic Investment Plan
•	Direct Deposit of Dividend and Capital Gain Distributions
•	Systematic Withdrawal Plan
•	Monthly Automatic Exchange between Funds
•	Telephone Purchase and Redemption
•	Telephone Exchange
•	24-hour Automated Account Information (800-544-6547)
•	24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers
DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

DAVID P. PELISEK, Director

JULIE M. VAN CLEAVE, Director

RYAN P. BUSHMAN, Senior Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Accountant
Dividend Disbursing Agent
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a) The registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer.

(b) Not applicable.

(c) During the period covered by the report, there were no amendments to the provisions of the Code of Ethics adopted in Item 2(a) above.

(d) During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the Code of Ethics adopted in Item 2(a) above.

(e) Not applicable.

(f) The registrant’s Code of Ethics is attached as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. David P. Pelisek, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item. He was selected as the Fund’s Audit Committee Financial Expert at the Fund’s Board of Directors Meeting held on February 3, 2020.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,060 in 2022 and $30,000 in 2021.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,875 in 2022 and $6,850 in 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $19,300 in 2021 and $18,700 in 2020. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2021 and 10/31/2020, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows: (b) N/A

(c) N/A (d) N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Fund’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Applicable only to closed-end funds.

Item 13. Exhibits.

(a)(1) Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (that is the subject of the disclosure required by Item 2), attached hereto as EX-99.CODE ETH.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, attached hereto as EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person. Applicable only to closed-end funds.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, attached hereto as EX-99.906 CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Limited Edition, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: February 28, 2023

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: February 28, 2023

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: February 28, 2023